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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): January 29, 1998



                            Rx MEDICAL SERVICES CORP.
             (Exact name of registrant as specified in its charter)



          NEVADA                          1-10963                87-0436782
          ------                          -------                ----------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                  SUITE 210
                  888 EAST LAS OLAS BOULEVARD
                  FORT LAUDERDALE, FLORIDA                           33301
                  ----------------------------------------           -----
                  (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (954) 462-1711
                                                     --------------




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ITEM 5.  OTHER EVENTS.

On January 29, 1998, the pending stockholders' lawsuit under the title KRELOFF AND RICH V. RX MEDICAL SERVICES CORP. AND MICHAEL L. GOLDBERG filed in the United States District Court for the Southern District of Florida (Case No. 94-6671-CIV-Middlebrooks) was voluntarily dismissed. An Order Approving Stipulation Of Dismissal And Dismissing Action Without Prejudice was entered by the presiding Judge and filed with the Clerk of the Court. In consideration for the voluntary dismissal without prejudice, Registrant agreed to pay plaintiffs' counsel their out-of-pocket costs incurred in the lawsuit, amounting to approximately $16,000.00. No release of any claims was given to the defendants by virtue of this stipulation of dismissal.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

                  10(u)    Stipulation of Dismissal and Order.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Rx MEDICAL SERVICES CORP.
                                                         (Registrant)




Date: February 12, 1998                         By: /s/ Randolph H. Speer
                                                    ---------------------
                                                        Randolph H. Speer
                                                        President




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